Exhibit 10.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 333-71444 and 333-83046 of W.P. Stewart & Co., Ltd. on Form S-8 of our report dated February 28, 2002 appearing in this Annual Report on Form 20-F of W.P. Stewart & Co., Ltd. for the year ended December 31, 2001.


                                         /s/ PricewaterhouseCoopers LLP
                                         ---------------------------------------

                                         PricewaterhouseCoopers LLP
                                         New York, NY

                                         March 27, 2002


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